Exhibit (h)(12)

Schedule A

to

Sub-Administration and Sub-Accounting Agreement dated April 1, 2003

Dated as of December 19, 2025

I.	THE DWS FUNDS

CASH ACCOUNT TRUST, and its series:

DWS Government & Agency Securities Portfolio

DWS Tax-Exempt Portfolio

DEUTSCHE DWS ASSET ALLOCATION TRUST, and its series:

DWS Equity Sector Strategy Fund

DWS Multi-Asset Conservative Allocation Fund

DWS Multi-Asset Moderate Allocation Fund

DEUTSCHE DWS EQUITY 500 INDEX PORTFOLIO

DEUTSCHE DWS GLOBAL/INTERNATIONAL FUND, INC., and its series:

DWS Emerging Markets Fixed Income Fund

DWS Global Small Cap Fund

DWS International Opportunities Fund

DWS RREEF Global Infrastructure Fund

DEUTSCHE DWS INCOME TRUST, and its series:

DWS Global High Income Fund

DWS GNMA Fund

DWS High Income Fund

DWS Short Duration Fund

DEUTSCHE DWS INSTITUTIONAL FUNDS, and its series:

DWS Equity 500 Index Fund

DWS S&P 500 Index Fund

DEUTSCHE DWS INTERNATIONAL FUND, INC., and its series:

DWS CROCI® International Fund

DWS Emerging Markets Equity Fund

DWS Global Macro Fund

DWS Latin America Equity Fund

DEUTSCHE DWS INVESTMENT TRUST, and its series:

DWS Capital Growth Fund

DWS Core Equity Fund

DWS CROCI® U.S. Fund

DWS CROCI® Equity Dividend Fund

DWS Enhanced Core Equity Fund

DWS Large Cap Focus Growth Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DEUTSCHE DWS INVESTMENTS VIT FUNDS, and its series:

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

DEUTSCHE DWS MARKET TRUST, and its series

DWS Global Income Builder Fund

DWS RREEF Completion Fund I

DWS RREEF Real Assets Fund

DEUTSCHE DWS MONEY FUNDS, and its series:

DWS Money Market Prime Series

DEUTSCHE DWS MONEY MARKET TRUST, and its series:

DWS Government Money Market Series

DWS MUNICIPAL INCOME TRUST

DEUTSCHE DWS MUNICIPAL TRUST, and its series:

DWS Managed Municipal Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Strategic High Yield Tax-Free Fund

DEUTSCHE DWS PORTFOLIO TRUST, and its series:

DWS Floating Rate Fund

DWS Total Return Bond Fund

DEUTSCHE DWS SECURITIES TRUST, and its series:

DWS Digital Horizons Fund

DWS Enhanced Commodity Strategy Fund

DWS Health and Wellness Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Science and Technology Fund

DEUTSCHE DWS STATE TAX-FREE INCOME SERIES, and its series:

DWS California Tax-Free Income Fund

DWS Massachusetts Tax-Free Fund

DWS New York Tax-Free Income Fund

DEUTSCHE DWS TAX FREE TRUST, and its series

DWS Intermediate Tax-Free Fund

DEUTSCHE DWS VARIABLE SERIES I, and its series

DWS Capital Growth VIP

DWS Core Equity VIP

DWS CROCI® International VIP

DWS Global Small Cap VIP

DEUTSCHE DWS VARIABLE SERIES II, and its series:

DWS Alternative Asset Allocation VIP

DWS CROCI® U.S. VIP

DWS Global Income Builder VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS International Opportunities VIP

DWS Small Mid Cap Growth VIP

DWS Small Mid Cap Value VIP

GOVERNMENT CASH MANAGEMENT PORTFOLIO

INVESTORS CASH TRUST, and its series:

DWS Central Cash Management Government Fund

DWS Treasury Portfolio

II.                 THE ZALICO FUNDS

ZALICO Variable Series 1 Separate Account Fixed Income

ZALICO Variable Series 1 Separate Account Strategic Income Plus

ZALICO Variable Series 1 Separate Account Government Bond

ZALICO Variable Series 1 Separate Account  Money Market

ZALICO Variable Series 1 Separate Account  Balance

ZALICO Series 15 Separate Account Fixed Income

ZALICO Series VL – 1 Strategic Multi-Asset Fixed Income